UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2015
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WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
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Ireland	001-16503	98-0352587
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited,
51 Lime Street, London, EC3M 7DQ, England and Wales
(Address, including Zip Code, of Principal Executive Offices)

(011) 44-20-3124-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The registrant hereby amends its Current Report on Form 8-K previously filed on August 21, 2015 (the "Original 8-K") solely for the purpose of amending Item 9.01 of the Original 8-K to correct and replace the Consent of Deloitte LLP included in Exhibit 23.1 to the Original 8-K. Other than as set fourth in this Explanatory Note, this Form 8-K/A does not amend any other items in the Original 8-K or include any other modifications to the exhibits included as part of the Original 8-K.

Item 9.01 - Financial Statements and Exhibits

23.1	Consent of Deloitte LLP.
99.1*	Business (which replaces and supersedes, Part I, Item 1 of the 2014 Form 10-K filed with the SEC on February 24, 2015).
99.2*	Management's Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes, Part II, Item 7 of the 2014 Form 10-K filed with the SEC on February 24, 2015).
99.3*
Consolidated Financial Statements and Supplementary Data for the three years ended December 31, 2014 (which replaces and supersedes Part II, Item 8 of the 2014 Form 10-K filed with the SEC on February 24, 2015).

101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
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* Previously filed with the Original 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIS GROUP HOLDINGS PLC (REGISTRANT)

By:	/s/ JOHN GREENE
John Greene
Group Chief Financial Officer
(Principal Financial and Accounting Officer)
Dated: August 25, 2015